UAP

UNITED AGRI PRODUCTS

Performance *Quality* *Value*

TM

GE

Goldman Sachs

$850 million Senior Secured Credit Facilities Lender Meeting May 9, 2006 Exhibit 99.1

Forward Looking Statements and Non-GAAP
Measures
This presentation may contain statements that are forward looking, as that term is defined by the Private
Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases.  These statements include, but are not limited to, discussions regarding industry outlook, the company’s expectations regarding the performance of its business, its liquidity and capital resources, the other non-historical statements in the discussion and analysis, the ability to consummate the tender offers and consent solicitations described in our press releases dated May 3, 2006, and the amendment of our credit facility and entry into a new term loan Facility.  These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management.  When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,”
“intend” and similar expressions are intended to identify forward-looking statements.  Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. In particular, the company cannot assure you that the amendment of our credit facility and the entry into a new term loan facility described herein will be consummated on the terms currently contemplated by the company, if at all, or that the notes tendered in the tender offers and consent solicitations described in our press releases dated
May 3, 2006, will be accepted for purchase.  These statements are subject to certain risks, uncertainties and assumptions, including risks related to the seasonality of the company’s business and weather conditions in its markets, its substantial leverage and restrictions contained in its debt agreements, the possibility of liability for pollution and other damage that is not covered by insurance or that exceeds its insurance coverage, its dependence on rebate programs, and other risks identified and discussed under the caption "Risk Factors" in the Company’s Registration Statement on Form S-3 (File No. 333-131080)
declared effective by the Securities and Exchange Commission on March 1, 2006, and in the other documents the company files with the Securities and Exchange Commission from time to time.

Forward Looking Statements and Non-GAAP
Measures
This presentation uses the non-GAAP financial measures of EBITDA, adjusted EBITDA, free cash flow, and average trade working capital. These financial measures exclude the impact of gains on certain asset sales and expenses related to the company’s previously proposed offering of income deposit securities, the write-up of inventory to fair market value, the transition services provided by ConAgra Foods, the management fees paid to Apollo, and restructuring charges. We believe that EBITDA, adjusted EBITDA, free cash flow and average trade working capital best reflect our ongoing performance and business operations during the periods presented and are more useful to investors for comparative purposes.  In addition, management uses these financial measures in internal reporting, in its budgeting and long-range planning processes and in determining performance-based compensation.
The presentation of EBITDA, adjusted EBITDA, free cash flow, and average trade working capital is intended to supplement investors’ understanding of our operating performance.
These non-GAAP financial measures may not be comparable to similar measures used by other companies.  Furthermore, these non-GAAP financial measures are not intended to replace net income (loss), cash flows, financial position, comprehensive income (loss), and working capital, as determined in accordance with principles generally accepted in the United
States.

Table of Contents
Introduction and Transaction Overview GE Global Sponsor Finance, Tony McCord
Investment Highlights UAP, Dave Bullock
Industry Overview UAP, Kenny Cordell
Company Overview UAP, Kenny Cordell
Historical Financials UAP, Dave Bullock
Seasonality UAP, Dave Bullock
Syndication Overview GE Capital Markets, Jim Fisher
Q&A All
Projected Financials UAP, Dave Bullock
Q&A All
Appendix

5 INTRODUCTION AND TRANSACTION OVERVIEW Tony McCord, GE Sponsor Finance

Transaction Overview
UAP intends to commence a cash tender offer and consent solicitation for the outstanding 8 ¼% Senior Notes due 2011 and 10 ¾% Senior Discount Notes due
2012
The Tender Offer will result in proforma cost savings of $8 million per annum
UAP launched the Tender Offer on May 3.  The Tender Offer process will take 20 business days and is expected to close on June 1
st
In connection with the Tender Offer, UAP will amend the existing Revolver and issue a new Term Loan

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Transaction Summary
Sources and Uses as of 5/31/06E ($ in millions)
Sources Uses
Revolver
1
$231.9 Refinance Existing Revolver $50.0
Term Loan 175.0 Repay Notes $316.9
Estimated Tender Costs $32.5
Transaction Costs $7.5
Total Sources $406.9 Total Uses $406.9
1.  Revolver commitment of $675 million, reflecting excess availability at close of $419 million
Capitalization ($ in millions) Credit Statistics ($ in millions, except for ratios)
Proposed % of EBITDA Pro Forma
As of 4/30/06E Transaction Capitalization Multiple Fiscal year ended February 28, 2006 2006E
EBITDA $161.6
Revolving Credit Facility $231.9 15.8% 1.4x
Net Capital Expenditures
14.1
Term Loan 175.0 11.9% 1.1x Cash Interest 24.8
Total Senior Debt $406.9 27.7% 2.5x
Total Debt
406.9
Shareholder's Equity2
1,060.0 72.3% 6.6x
Total Debt/EBITDA
2.5x
Total Capitalization $1,466.9 100.0% 9.1x EBITDA/Cash Interest Expense 6.5
(EBITDA-Capex)/Cash Interest Expense 5.9x
2.  5/4/06 Market Capitalization

Pro Forma Credit Profile
(1) Pro Forma for a full year's effect of a $60.0 million dividend paid 10/4/04.
(2) Pro Forma for full-year's effect of debt refinancing.
FY05 FY06E FY06E
($ millions)
2/27/2005
Actual
(1)
2/26/2006
Actual
2/26/2006
Pro Forma
(2)
Average Month End Short Term Debt, net of Cash $128.7 $22.2 $196.4
8.25% Senior Notes 203.5 203.5 -
Term Loan - - 175.0
Total OpCo Debt 332.2 225.7 371.4
10.75% Discount Notes 92.4 102.8 -
Total Debt 424.6 328.6 371.4
Preferred Stock - - -
Total Debt plus Preferred $424.6 $328.6 $371.4
Adj EBITDA 138.8 161.6 161.6
Total Average Debt & Preferred / Adj EBITDA 3.1x 2.0x 2.3x
Adj EBITDA / Interest 4.3x 4.7x 5.5x

9 Investment Highlights Dave Bullock, UAP

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Investment Highlights
Favorable Industry Dynamics
Dominant Market Share
UAP addresses the $31.6 billion
Agricultural Inputs market as measured by
the USDA
The market has grown at a 3.7% CAGR
since 1993 and is expected to continue to
grow
Growth in the market is due to population
growth and larger, more efficient farms
UAP is the largest independent distributor
of agricultural inputs in the US and Canada
UAP has approximately a 20%, 6% and
3% market share in crop protection
chemicals, seed and fertilizer, respectively
The Company’s scale provides purchasing
and efficiency benefits that solidify its
position as a market leader
Strong Supplier Relationships
Diversified Customer Base
UAP maintains long term relationships with
its suppliers
The Company’s top 10 suppliers have a
relationship with the Company that
averages 20+ years
UAP is the largest customer for many of its
suppliers, providing a key competitive
advantage
UAP serves over 90,000 customers
The Company employs 1,100 sales
professionals in order to provide best in
class advice to commercial growers
The 10 largest customers account for less
than 4% of sales

Investment Highlights
Strong Free Cash Flow
Compelling Asset Coverage
The Company’s variable cost structure,
low capital expenditures and efficient
working capital management result in
significant free cash flow
UAP generated $90.9 million of free cash
flow in fiscal 2006E (ex w/c and dividends)
Adjusted EBITDA margin has improved to
5.9% in FY06E from 3.1% in FY02
The Revolver and Term Loan are fully
collateralized for all 12 months of the year
Conservative Structure
Proven Management Team
The refinancing provides UAP with a high
degree of operating flexibility by providing
$8 million in pro forma interest savings per
annum
UAP’s senior management team has over
20 years of industry experience on
average
Since taking over in FY2002, management
has driven significant EBITDA growth and
working capital improvements

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Recent Developments
Completed a successful corporate restructuring in fall 2005
Restructured 10 operating companies into 5 operating divisions
Consolidated two regional finance and accounting centers to one
One time costs of $1.3 million and over $7 million/yr savings
Completed acquisition of remaining 50% interest in UAP Timberland on 3/3/06
Total consideration of approximately $13 million ($9.7 million plus net debt)
Projected FY07 consolidated sales of $115 million and EBITDA of $6 million
Completed successful secondary offering on 3/7/06
9.3 million shares sold from selling shareholders or approximately 18.5% of current shares outstanding
The sale increased the public float of UAP common equity to 40.8 million shares (80% of total shares outstanding)

Recent Developments
Achieved FY06E Adj. EBITDA of $161.6 million, up 16.4% over prior year
Strong free cash flow w/ FY06E after-tax FCF of $90.9 million (before working capital adjustments and dividends)
Continue to reduce average working capital and average debt
Raised dividend to ~$38 million/yr (50% payout ratio target)
Credit profile continues to strengthen
Debt/EBITDA reduced from an average of 3.1x in Fiscal 2005 to 2.5x at close

14 INDUSTRY OVERVIEW Kenny Cordell, UAP

Agricultural Inputs –
Large and Stable Industry
(in millions)
Source:  USDA
($ in billions)
331.2 326.3 325.4 326.5
319.5
325.7
318.3
333.7
332.1 330.0 329.6
328.3
324.8
327.3 325.7 322.4
318.0
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
Planted Acres
Chemicals Fertilizer Seed
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003
$20.3
$21.8
$23.2
$25.6
$26.6
$26.8
$25.7 $26.0
$27.1 $26.1
$28.1
$6.7
$8.4
$5.2
$7.2
$9.2
$5.4
$7.7
$10.0
$5.5
$8.5
$10.9
$6.2
$9.0
$10.9
$6.7
$9.0
$10.6
$7.2
$8.6
$9.9
$7.2
$8.5
$7.5
$8.6
$10.3
$8.2
$8.3
$9.6
$8.9
$8.4
$10.0
$9.3
$10.0
2004
$9.5
$11.4
$8.5 $8.4
2005F
$12.8
$10.0
Farm Production Expenditures
Planted acres have remained stable over the past 16 years
Farm production expenditures have grown at a CAGR of 3.7% over the past 12 years
CAGR = 3.7%
$31.2
$29.4

2006E Forecasted U.S. Farm Production Costs
Crop Inputs - Modest Portion of Farm Production Costs
Other Production
Expenses
60%
Feed & Livestock
21%
Fuels & Electricity
5%
Seed, Fertilizer &
Chemicals
14%
Source:  USDA Economic Research Service as of 1/6/2006
Other production expenses include interest charges, labor, capital consumption, property taxes and other miscellaneous charges.
Crop inputs (seed, fertilizer & chemicals)
account for a modest 14% of farm production costs

Retail Distribution Industry
Suppliers typically rely on only 3-4 distributors
Distributors are critical to access the fragmented and geographically diverse customer base
Distribution of seeds increasingly moving toward the retail model
Retail channel supports bundling of seeds with complementary chemicals
Customers require broad agronomy expertise which can be provided by distributors
Consolidation amongst seed companies driving sales through most efficient channel
Co-operatives play a major role in the industry
2 out of the 6 largest players, 30% of the market
Tend to be weak competitors, and many are in financial distress

Cooperatively Owned Independently-Owned Distributor-Owned
1998 2003
100% 100%
34%
29%
37%
32%
27%
41%
11%
market share
increase
Industry Consolidation Favors UAP
Consolidation will drive market share growth
Percent of Top 100 Retail Stores by Type
(% of market share)
Source:  McKinsey Consulting.
Farm consolidation
drives distribution
industry rationalization
20% decline in
number of retail
outlets since 1998
Co-ops struggle to
compete efficiently
Largest distributors
continue to gain
market share from
smaller rivals
“Distributor of choice”
for world’s leading
suppliers

Category Trends
Generics
Increasing volume but
pricing pressure
Market share gains for
industry leaders
Biotechnology
Overproduction
Price based on gas-
minimal impact on
“true” distributors
Market share gains
for industry leaders
Biotechnology
GMO crops
Bundling (e.g.
Roundup/Roundup
Ready)
Retail channel-
market share gains
Chemicals Fertilizer Seeds
Trends
Opportunities
Growth Trend Flat Flat volume, input
costs up
High single digits
Size
(1)
$8.4 billion $12.8 billion $10.0 billion
Industry
Movement toward
seeds
Capturing seed
growth
Private label
Bundling
Modest growth
$31.2 billion
Overall industry is expected to increase modestly and UAP is expected to outperform
(1) 2005 Forecast.  Source:  USDA.

20 COMPANY OVERVIEW Kenny Cordell, UAP

Competitive Strengths
Largest independent distributor of agricultural inputs in the
U.S. and Canada in a large yet fragmented industry
9% market share
Diversified customer base:
45% retail distribution
55% wholesale distribution
Multiple opportunities to leverage existing distribution channel for growth
Strong supplier relationships
Strong free cash flow generation
Strong management team

UAP UNITED AGRI PRODUCTS
Performance Quality Value

MONSANTO Food · Health · Hope
ConAgra Foods
BASF
Mosaic
DuPont
Agrium
Bayer
KOCH INDUSTRIES INC
syngenta
Terra
Dow
Simplot PLANT NUTRIENTS
PotashCorp Helping Nature Provide
Loveland PRODUCTS INC.

UAP UNITED AGRI PRODUCTS
Performance Quality Value

UAP provides a crucial link to a highly fragmented customer base
Go-To-Market Strategy
Key Route To Reach Fragmented End-User Base
2,000,000+
Growers
Agricultural Input
Manufacturers
45%
55%
Retailers
340+ Retail / Wholesale
Facilities
1,100 Sales Professionals

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
UAP Helena
Chemical
Wilbur-
Ellis
Royster-
Clark
Agrillance Southern
States
Cooperative
Simplot Western
Farm
Service
Crop
Production
Services
#1 Agricultural Inputs Distributor in
U.S. and Canada
Retail Sales
$2.5 billion
Source:  Company sponsored independent research dated 9/2003.  Data reflects calendar year 2002 sales estimates
UAP dominates the agricultural inputs distribution industry
$ in millions

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

UAP Market Leaders –
The Top 10 by Category¹
UAP ranked #1 in the Over $500 Million in Retail Sales Group
1 CropLife 100, 12/25/05
1. Royster-Clark
2. UAP
3. GROWMARK
4. Helena Chemical
5. Wilbur-Ellis
6. Agriliance
7. Western Farm Services
8. Simplot Soilbuilders/J.R.
Simplot
9. Southern States
Cooperative
10. Crop Production
Services
1. UAP
2. Helena Chemical
3. Agriliance
4. GROWMARK
5. Royster-Clark
6. Jimmy Sanders
7. Southern States
Cooperative
8. Wilbur-Ellis
9. Tennessee Farmers
Cooperative
10. Lawhon Farm
Services
1. UAP
2. Helena Chemical
3. Wilbur-Ellis
4. GROWMARK
5. Agriliance
6. Western Farm Services
7. Simplot Soilbuilders/J.R.
Simplot
8. Royster-Clark
9. Crop Production
Services
10. Jimmy Sanders
1. UAP
2. GROWMARK
3. Royster-Clark
4. Helena Chemical
5. Southern States
Cooperative
6. Agriliance
7. Tennessee Farmers
Cooperative
8. Wilbur-Ellis
9. MFA
10. Crop Production
Services
Crop
Protection
Seed
Fertilizer
Storefronts

Multiple Opportunities for Growth
Private Label
Seed
Fertilizer
Industry
Consolidation
Rapidly increasing share of
overall sales
(100 bp increase in 2006E)
16% 5-year CAGR
15% in 2006E
Growth opportunity with
existing customer base
UAP and other national
distributors gaining market
share
16% Adjusted EBITDA FY2006E year-over-year growth

Nationwide Gap Analysis
What is it?
Bottoms-up evaluation of market
opportunity by product category
(chemical, fertilizer, seed and non-crop)
Objective
Identify UAP gaps in market coverage
Develop strategy to grow market share
Creates actionable plan
Methodology
Based upon UAP county-by-county data
and USDA reports on planted acreage
Analyze purchasing decisions by UAP
existing customers and prospective
customers
Total
Market
Size
($ billion)
5%
Seed
3% Market Share
Fertilizer
~6% Market Share
Market
Share
Non-crop
7%
Market
Share
Chemicals
~20% Market
Share
$30
10%
15%
20%
$3.2 Billion Market
Opportunity
Our share is “Bumpy” =  Opportunities with existing customers

UAP’s net seed sales have grown at over 16%
Drive Revenue Growth in Seed:
Continue to Expand Leading Market Share
Seed Sales
($ millions)
$256
FY2004 FY2006
Seed’s share of overall agricultural
inputs market increasing due to
technology
Several levers to grow seed faster than
market at expense of farmer-dealer
Extensive infrastructure relative to
competitors
Successful private label strategy
Dyna-Gro
®
total seed sales have
6-year CAGR of over 30%
Dyna-Gro
®
corn sales have 6-year
CAGR of over 40%
Introduced Dyna-Gro
®
cotton in 2005
– sales up over 100% in FY2006
$349

Fertilizer:
Revenue and Margin Growth Opportunity
Currently ~6% fertilizer market share with opportunity to match UAP’s market share in crop protection chemicals (~20%)
Have the opportunity to expand customer “wallet” share
Strengthens and leverages existing customer relationships
Making modest financial investments with attractive return targets
Increased storage capacity nearly 10% by adding or expanding 3 facilities
More expansion projects underway
Increasing margin dollars through better buying
opportunities
Expanding our supplier relationships
Managing logistics

UAP
UNITED AGRI PRODUCTS

DynaStart

Loveland
PRODUCTS INC.

SHOTGUN
FLOWABLE HERBICIDE

DRY SOLUBLE HERBICIDE
SAVAGE

Crop Protection Chemicals:
Drive Growth Through Private Label Products
Conducted as a partnership
with top suppliers
Significant margin expansion
opportunity for UAP
Limits the generic distribution
opportunity – is beneficial for all
30 new LPI products have been
launched in last 18 months
[5 – 10 new LPI products to be
launched FY07]
Crop Year
Ending October 2005
Gross Margin
35%
16%
Branded Private Label
Private Label % of Chemical
and Seed Sales
FY2005 FY2006
13.3%
14.3%

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Broadest Distribution Franchise
Among the best in the industry
1,100 sales professionals with average sales of over $2 million each
Long-standing relationships
Advanced technical expertise
Network of 340 distribution and storage facilities
Cover 50 states and 9 Canadian territories
3 formulating facilities
Touch-point in every major agricultural market
Participate in seed, chemical, fertilizer and non-crop
Over 43,000 SKUs
Provide products and services for every major crop
Also provide application and other services
Sales Force
Located
Across The
Country
Broad Geographic
Coverage
Broad Product
Offering

UAP
UNITED AGRI PRODUCTS

Billings, MT
Greeley, CO
Greenville, MS
Corporate Headquarters
Formulation Facilities
Retail Facility

3 formulation facilities

340 retail/wholesale facilities

3,300 employees

1,100 sales professionals

31 Extensive distribution network creates a significant competitive advantage for UAP Unrivaled Nationwide Distribution Network

Minimal Commodity Price Exposure
Chemicals
Price protection from suppliers covers fluctuations in price
Seed
Some obsolescence exposure on private label brands, no exposure on third party brands
Fertilizer
Limited nitrogen exposure as a result of frequent inventory turnover
Not vertically integrated - participation is buy/sell
Crop prices
Limited exposure to price swings as a result of largely fixed nature of growers’
crop expenditures

33 HISTORICAL FINANCIALS Dave Bullock, UAP

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Key Financial Characteristics
Stable and growing revenue stream
Customer and geographic diversification
Stable end-market demand
Continued market share growth
Several margin enhancement opportunities
Private label productivity, e.g., Loveland Products and Dyna-Gro
®
Additional cost savings from best practices
Scalable footprint
Strong free cash flow generation
High return on invested capital
97% of EBITDA converted to operating free cash flow
Growth requires minimal capital expenditures
Significant working capital reduction opportunities

FY06E Highlights
Achieved 16.4% increase in FY06E Adjusted EBITDA to $161.6 million
Generated 8.8% Sales growth
– 15.3% Seed growth on price and volume growth
– 20.7% Fertilizer growth with 2% volume growth
– 3.4% Chemicals growth in flat market
FY06E Gross Profit up 11.2%
Reduced FY06E average working capital by $31.7 million
Working Capital as percent sales down to 11.9% from 14.2%
Interest Expense down $6.3 million, a 14% reduction
Completed Eclipse system rollout to all locations
Completed major restructuring efforts

Historical Revenues and
Adjusted EBITDA
Revenue
Adjusted EBITDA
(1)
(1) Adds back $29.6 million  in fertilizer inventory write-offs and $29.2 million in bad debt expense, not included in Adjusted EBITDA.
UAP management has executed its business plan and
consistently grown Adjusted EBITDA
$ in millions
$2,770.2
$2,526.8
$2,451.9
$2,506.7
$2,727.8
FY2002 FY2003 FY2004 FY2005 FY2006E
$26.9
3.1%
4.1%
4.9%
5.5%
5.9%
FY2002 FY2003 FY2004 FY2005 FY2006E
EBITDA Margin
$85.7
$103.4
$120.3
$138.8
$161.6

Average Trade Working Capital ($MM)
% of Net Sales

Highly Effective
Working Capital Management
Average Trade Working Capital
1
Average trade working capital has
been reduced by more than half
since 2002
Significant opportunities for further
trade working capital improvements
through:
Faster collection of supplier
rebates
Extending accounts payable with
several suppliers
Continued implementation of
Market Segmentation Analysis to
drive SKU reduction
Continue to internally benchmark
UAP regional managers on
working capital success – tied to
compensation
Our long-term goal is to reduce trade working capital below 10% of sales
¹ Represents monthly average trade working capital excluding cash and short-term debt.
$ in millions
$739.9
$599.3
$476.2
$355.8
$324.1
26.7%
23.7%
19.4%
14.2%
11.9%
FY2002 FY2003 FY2004 FY2005 FY2006E

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Strong Free Cash Flow Generation
Approximately 97% of Adjusted
EBITDA converted to Operating
Free Cash Flow
Working capital improvements will
drive additional free cash flow
generation
Flexible operating model:
Variable cost structure
Low capital expenditure
requirements
Efficient working capital
management
Adjusted EBITDA $161.6
Maintenance Capex (4.7)
Operating Free Cash Flow $156.9
% of Adjusted EBITDA 97.1%
Cash Interest (24.8)
Cash Taxes (41.2)
After-tax Free Cash Flow $90.9
% of Adjusted EBITDA 56.3%
$ in millions
FY2006E

39 Seasonality Dave Bullock, UAP

Seasonality of Business
Despite quarterly fluctuations good visibility early on for the full year
Mar Jun Sept Mar
Dec
Planting starts in March in southern states and
continues through June in northern states
Revenue: Farmers purchase seed, some of
which has been prepaid
Growers apply chemical treatment (application
patterns/mix vary by region)
Revenue: Farmers purchase chemicals, some of
which have been prepaid
Harvest starts in August and continues as
late as November
Cash in: Collection of receivables (supplier
and customer), grower prepays for upcoming
chemicals, seed and fertilizer purchases
Cash out: UAP may selectively
prepay suppliers for fertilizer
Growers apply fertilizers in advance of
next planting season
Revenue: Farmers purchase fertilizer
Cash-in: Receivables collection (supplier
and customer)
Cash-out: UAP may prepay for
early season discounts on seeds
and chemicals
Cash-in: Receivable collection
from supplier
Planting
Harvesting
Fertilizer Application

$704
$267
$277
$1,357
$757
$323
$290
$1,259
$78
$51
$(28)
$38
$94
$51
$1
$16
$(500)
$(300)
$(100)
$100
$300
$500
$700
$900
$1,100
$1,300
$1,500
Q1 Q2 Q3 Q4
$(40)
$(20)
$-
$20
$40
$60
$80
$100
$120
Revenue FY 2005 Revenue FY 2006E EBITDA FY 2005* EBITDA FY 2006E*
Seasonality of Business –
Revenue and EBITDA*
Despite quarterly fluctuations good visibility early on for the full year
$ in millions
Planting
Harvesting
Fertilizer Application
*EBITDA is on an adjusted basis

UAP Trade Working Capital¹
¹ Trade working capital is defined as working capital excluding cash and short-term debt.
$552.6
$589.4
$545.5
$53.7
$499.9
$208.6
$265.2
$231.7
$298.9
$447.4
$441.6
$287.2
$0
$100
$200
$300
$400
$500
$600
$700
Q1 Q2 Q3 Q4
2004 2005 2006E 2004 Average 2006E Average
2004
Average
$476.2
~$152 mm
Reduction
$ in millions
2006
Average
$324.1

Understanding UAP’s Trade Working Capital -
Customer and Rebate Receivables
Quarterly Balances Quarterly Balances Drivers Drivers
Sales
Early collections
Rebates tend to grow over
time
Sales growth
Timing of sales (weather)
Credit policy
Regional climate
disruptions
$555 $694
$156
$381
$193
$407
$773
$547
$228
$484
$624
$872
Q1 Q2 Q3 Q4
Opportunity Opportunity
Faster collection from suppliers
Collected $219 million by
12/25/05
Shift to private labels eliminates
rebates
Limited opportunity
Quarterly Balances Quarterly Balances Drivers Drivers Opportunity Opportunity
$ in millions
Customer Receivables Customer Receivables
Rebate Receivables Rebate Receivables
$15
$23
$122
$112
$106
$50
$103
$129
$91
$44
$122
Q1 Q2 Q3 Q4
2004 2005 2006E Average 2006E
2004 2005 2006E Average 2006E
$527
$101
$151

Understanding UAP’s Trade Working Capital -
Inventory
$ in millions
Weather delaying sales
Advance of purchase of rescue products
Level of supplier prepays
$688
$641
$491
$697
$682
$515
$475
$452
$450
$594
$537
Q1 Q2 Q3 Q4
SKU reduction
Supply chain efficiencies
Regional improvement driven by KPI metrics
Quarterly Balances Quarterly Balances Drivers Drivers
Opportunity Opportunity
2004
2005 2006E Average
2006E
$615
$731

Understanding UAP’s Trade Working Capital -
Supplier Prepay
Quarterly Balances Quarterly Balances
$ in millions
Drivers Drivers
Opportunity Opportunity
$0
$14 $14
$58
$28
$149
$33
$19
$22
$70
$33
$32
Q1 Q2 Q3 Q4
Discounts offered versus cost of short-term debt
Advances from customers
Discretionary—limited opportunity
2004
2005 2006E Average
2006E
$57

Understanding UAP’s Trade Working Capital -
Accounts Payable
$ in millions
Level of customer advances
Level of supplier prepay
Supplier early payment discounts
$757
$996
$1,218
$855
$689
$387
$356
$823
$557
$532
$819
$630
Q1 Q2 Q3 Q4
Continue to work with suppliers
Seed growth will drive customer advances
Quarterly Balances Quarterly Balances Drivers Drivers
Opportunity Opportunity
2004
2005 2006E Average
2006E
$870

Seasonality of Business –
Trade Working Capital and Revolver
$299
$500
$447
$209
$265
$442
$232
$34
$180
$212
$(48)
$(16)
$(58)
$135
$(79)
$287
$(100)
$0
$100
$200
$300
$400
$500
$600
Trade Working Capital 2005 Trade Working Capital 2006E
Revolver Balance - Cash & Equivalents 2005 Revolver Balance - Cash & Equivalents 2006E
Mar Jun Sep Dec Mar
Q1 Q2 Q3 Q4
Farming season drives quarterly fluctuations
$ in millions
Avg. Trade WC 2005 = $356
Avg. Revolver 2005 = $94
Planting
Harvesting
Fertilizer Application
Avg. Trade WC 2006E = $324
Avg. Revolver 2006E = $22

UAP Voluntary Supplier Prepay Option
Our Framework for
Prepay Decision
Discretionary item intended to be funded with revolver draw /
cash
No implied burden on operating cash flow
Timing of cash flow – prepay eliminates a payable – would have been paid in Q1 and Q2
Key Drivers
Tends to be discretionary
Supplier prepays are beneficial depending on price and value creation
Magnitude of
Financial Impact
Prepay is a discretionary
return-justified short-term cash
management decision
Incremental EBITDA vs. incremental interest on higher average revolver balance for a short term
Motivator
UAP may prepay for seed, chemical and fertilizer deliveries to lock in discounts of approximately 8%–15% (APR) of price
Reduces pricing risk without carrying inventory
Amount of prepay depends on:
Discount offered to UAP versus  cost of short-term
debt/investment opportunity cost
Customer advances to UAP
Suppliers are  motivated to lock in customers, gain shelf space and inventory commitments
UAP will make selective prepay decisions based on accretive return hurdles

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Supplier Rebates
Purpose
Industry standard
Legacy pricing mechanism
Approximately 90% fixed under contracts
Rebate Mechanics
Accrued monthly on sales at historic rates
Accrued to rebate receivable
Balance received at regular intervals, and substantially all by end of February of each year
Typically results in income benefit at year-end
Ongoing Improvement
Measures
Speeding up collection
Continue working with top suppliers
More private labels = less rebates = working capital
opportunities
Products Covered
Branded chemicals (approximately 90% of all rebates)
Rate creep-up over time due to competition and mix
Branded seed
Rebates are predictable and present a working capital opportunity

50 SYNDICATION OVERVIEW Jim Fisher, GE Capital Markets

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Sources and Uses as of 5/31/06E ($ in millions)
Sources Uses
Revolver¹
$231.9 Refinance Existing Revolver $50.0
Term Loan 175.0 Repay Notes $316.9
Estimated Tender Costs $32.5
Transaction Costs $7.5
Total Sources $406.9 Total Uses $406.9
1.  Revolver commitment of $675 million, reflecting excess availability at close of $419 million
Capitalization ($ in millions) Credit Statistics ($ in millions, except for ratios)
Proposed % of EBITDA Pro Forma
As of 4/30/06E Transaction Capitalizatio Multiple Fiscal year ended February 28, 2006 2006E
EBITDA
$161.6
Revolving Credit Facility $231.9 15.8% 1.4x Net Capital Expenditures 14.1
Term Loan 175.0 11.9% 1.1x
Cash Interest
24.8
Total Senior Debt $406.9 27.7% 2.5x Total Debt 406.9
Shareholder's Equity²
1,060.0          72.3% 6.6x
Total Debt/EBITDA
2.5x
Total Capitalization $1,466.9 100.0% 9.1x
EBITDA/Cash Interest Expense
6.5
(EBITDA-Capex)/Cash Interest Expense 5.9x
2.  5/4/06 Market Capitalization
Transaction Summary

Summary of Terms
The Revolver is capped at $675 million and is governed by a disciplined borrowing base that includes 85% of UAP’s eligible non-extended terms accounts receivable, 75% of eligible extended terms accounts receivable and a seasonal advance on eligible inventory of the lesser of (i) 55% (60% from (October through January fiscal periods) and 65% (from the last week of march to the third week of July) of net book value (valued at the lower of cost or market) and (ii) 85% of the Net Orderly
Liquidation Value (90% during the overadvance period).  The Revolver includes a $150MM overadvance facility (the
“Overadvance”) that will be available from October through January fiscal periods.  Borrowings under the Overadvance will be governed by a 5.25 and 5.0 to 1.0 total debt to adjusted EBITDA incurrence test.
Availability
Up to $150,000,000 of credit available from the October through January fiscal periods Seasonal Overadvance
The Credit Facility will be governed by a Springing Fixed Charge Coverage Ratio in effect when excess borrowing availability under the Revolver drops below $50 million, and an Applicable Leverage Ratio.  Under the Applicable Leverage Ratio, no
additional Funded Debt (as defined under the Existing Credit Agreement) shall be incurred by Borrowers if the Applicable
Leverage Ratio exceeds 4.5 to 1.0 with the exception during the overadvance period where the Applicable Leverage Ratio increases to 5.00 to 1.0 or 5.25 to 1.0, depending on the period.
Financial Covenants:
Revolver – None
Term Loan – The Term Loan will amortize in quarterly installments in an amount equal to 1% per annum for the first five years and the balance due in year six.
Required Amortization:
50% of excess cash flow if the Leverage Ratio (as currently defined in the Existing Credit Agreement) exceeds 3.5 to 1.0
100% of the net cash proceeds of asset sales subject to reinvestment provisions to be determined and a $7,500,000 annual threshhold
Mandatory Prepayments:
The Revolver will be secured by a first lien on all accounts, inventory and general intangibles related to accounts and inventory (“Current Asset Collateral”).  In addition, the Revolver will be secured by a second lien on all other assets and proceeds.  The Term Loan will be secured by a first lien in all assets other than the Current Asset Collateral and a second lien in the Current Asset Collateral.  The facilities will be cross defaulted.
Security:
25 bps on the Unused portion of the Revolver Commitment Fee:
5 years – Revolver
6 years – Term Loan
L+125 – Revolver
L+225 – Seasonal overadvance
L+200 – Term Loan
Maturity:
Estimated Pricing:
$675 million Revolving Credit Facility( Includes a $150 million seasonal overadvance )
$175 million Term Loan
Facilities:
United Agri Products, Inc.
United Agri Products Canada Inc.
Borrower:

53 Appendix

Non-GAAP Reconciliation:
Trade Working Capital
$ in millions
FY 04 FY 05 FY 06E
1
st
Qtr 2
nd
Qtr 3
rd
Qtr 4
th
Qtr 1
st
Qtr 2
nd
Qtr 4
th
Qtr
Working Capital $552.6 $589.4 $533.8 $226.3 $264.6 $336.6 $228.3 $256.7 $303.0 $322.8 $306.6 $311.5
Cash * - - - (172.6) (27.2) (20.9) (6.8) (48.2) (15.8) (57.6) (14.0) (79.1)
Short Term Debt - - - - 42.1 180.3 211.6 0.1 - - 149.0 0
Trade Working
Capital
$552.6 $589.4 $533.8 $53.7 $279.5 $496.0 $433.1 $208.6 $287.2 $265.2 $441.6 $232.3
*Check Float on Zero Balanced Accountswas included in Cash until 3 rd
Qtr FY05, recorded in accrued liabilities beginning in the 4 th Qtr of
FY06.
st
Qtr 1
nd
Qtr 2 3
rd
Qtr
4
th
Qtr
3
rd
Qtr

$ in millions
FY2003 FY2004 FY2005 FY2006E
Adjusted EBITDA 103.4 $    120.3 $    138.8 $    161.6 $
Capex (6.4)         (15.3)       (14.9)       (16.2)
Reduction in Trade Working Capital 140.6      123.1      120.4      31.6
Free Cash Flow 237.6 $    228.1 $    244.3 $    177.0 $
Non-GAAP Reconciliation: Free Cash Flow

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Non-GAAP Reconciliation:
Adjusted EBITDA, EBIT
(in millions)
(unaudited)
FY2002 FY2003 FY2004 FY2005 FY2006E
Adjusted EBITDA and EBIT Reconciliation
Net Income (Loss) (37.0)          25.2           45.9           28.8           66.4
Loss from discontinued operations, net of tax 5.9             4.2             4.7             -             -
Income tax expense (benefit) (17.5)          18.8           30.9           15.6           42.1
Third Party Interest 5.4             1.9             8.9             43.6           37.4
Finance Related Charges -             -             1.9             17.1           0.3
Corporate allocation of finance charges 53.0           36.5           19.8           -             -
  Sub-total EBIT 9.7             86.7           112.1         105.1         146.2
Depreciation and Amortization 17.1           16.7           14.8           15.6           13.8
  EBITDA 26.9           103.4         126.9         120.7         160.0
Adjustments:
Apollo Management Fee -             -             0.3             0.8             -
Gain on sale of assets -             -             (10.5)          -             -
Restructuring Charges -             -             -             -             1.6
Inventory Fair Market Value Adjustment -             -             3.7             17.4           -
  Sub-total Adustments -             -             (6.6)            18.1           1.6
  Adjusted EBITDA 26.9           103.4         120.3         138.8         161.6
Depreciation and Amortization 17.1           16.7           14.8           15.6           13.8
  Adjusted EBIT 9.7             86.7           105.5         123.3         147.8

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Non-GAAP Reconciliation:
Adjusted EBITDA, EBIT (cont’d)
($ millions)
(unaudited)
Adjusted EBITDA  and EBIT
Qtr 1 Qtr 2 Qtr 3 Qtr 4 Total Qtr 1 Qtr 2 Qtr 3 Qtr 4 Total
Net income 49.4        23.3        (9.3)        3.0         66.4    25.5        21.8        (30.9)       12.4        28.8
Loss - discontinued operations, net -           -           -           -           -        -           -           -           -           -
Income tax expense (benefit) 32.5        15.3        (5.3)        (0.4)        42.1    16.5        13.8        (21.0)       6.3         15.6
Third Party Interest 8.3         9.0         10.9        9.2         37.4    12.1        10.0        11.7        9.8         43.6
Finance Related Charges -           -           -           0.3         0.3      1.9         1.9         7.9         5.4         17.1
      Sub-total EBIT 90.2        47.6        (3.7)        12.1        146.2   56.0        47.4        (32.3)       33.9        105.1
Depreciation and Amortization 3.5         3.4         3.6         3.2         13.8    3.9         3.4         4.1         4.1         15.6
     EBITDA 93.8        51.0        (0.1)        15.3        160.0   60.0        50.9        (28.2)       38.0        120.7
Adjustments:
Apollo Management Fee -           -           -           -           -        0.3         0.3         0.3         -           0.8
Gain on sale of assets -           -           -           -           -        -           -           -           -           -
Restructuring 0.5         0.1         0.8         0.2         1.6      -
Inventory FMV Adjustment -           -           -           -           -        17.4        -           -           -           17.4
     Sub-total Adjustments 0.5         0.1         0.8         0.2         1.6      17.6        0.3         0.3         -           18.1
Adjusted EBITDA 94.3        51.1        0.7         15.5        161.6   77.6        51.1        (28.0)       38.0        138.8
Depreciation and Amortization 3.5         3.4         3.6         3.2         13.8    3.9         3.4         4.1         4.1         15.6
Adjusted EBIT 90.7        47.7        (2.9)        12.3        147.8   73.7        47.7        (32.1)       33.9        123.2
FY06E FY05

Average Working Capital and Invested Capital
Detail
($ millions)
(unaudited)
Average Trade Working Capital and
Invested Capital Detail
(1)
FY2002 FY2003 FY2004 FY2005 FY2006E
Accounts Receivable
(2)
698.3            498.9          456.2          547.6          643.1
Prepaid Expense 45.7              84.7            62.4            76.7            87.6
Inventories 818.6            743.0          615.8          556.3          615.1
  Sub-total Current Assets 1,562.7         1,326.6       1,134.3       1,180.6       1,345.8
Advances on Sales 91.3              93.0            88.1            106.9          112.4
Trade Payables 619.3            514.5          423.2          578.3          757.8
Accrued Expenses 112.2            119.8          146.9          139.6          151.5
  Sub-total Current Liabilities 822.8            727.3          658.2          824.9          1,021.7
Average Trade Working Capital 739.9            599.3          476.2          355.7          324.1
Property, Plant and Equipment, net 111.5            106.1          98.9            94.0            90.2
Other Assets 46.4              35.2            39.1            88.0            90.9
Average Invested Capital 897.7            740.7          614.1          537.7          505.2
(1) 12 month average for each period.
(2) Excludes book impact of receivables that were sold as part of a receivables securitization facility utilized by UAP until it was terminated in May, 2003.

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

Non-GAAP Reconciliation: After Tax Free Cash Flow
($ millions)
(unaudited) FY2006E
EBIT 146.2
Depreciation and Amortization 13.8
EBITDA 160.0
Adjustments:
Secondary Common Stock Offering -
Debt Redemption Charge -
Income Deposit Securities Expense (1) -
ConAgra Transition Service Agreement Expenses -
Apollo Management Fee -
Gain on sale of assets -
Restructuring 1.6
Inventory Fair Market Value Adjustment -
Sub-total Adjustments 1.6
Adjusted EBITDA 161.6
Maintenance Capex (4.7)
Cash Interest (24.8)
Cash Taxes (41.2)
After-tax  Free Cash Flow 90.9

Historical Financial Summary
($ in millions)
Fiscal Year Fiscal Year Fiscal Year Fiscal Year Fiscal Year
Ended Ended Ended Ended Ended
February 22, February 23, February 22, February 27, February 26,
2002 2003 2004 2005 2006
Net Sales 2,770.2 $        2,526.8 $        2,451.9 $        2,506.7 $        2,727.8 $
% Growth -8.8% -3.0% 2.2% 8.8%
Gross Profit 342.0              360.2              343.1              333.3              390.1
Gross Margin % 12.3% 14.3% 14.0% 13.3% 14.3%
Operating Income 9.7                   86.7                112.1              105.1              146.2
Depreciation and Amortization 17.1                16.7                14.9                15.6                13.8
EBITDA 26.8                103.4              125.1              103.6              160.0
Adjustments 58.8                -                   (4.7)                  35.2                1.6
Adjusted EBITDA 85.6                103.4              120.3              138.8              161.6
Adjusted EBITDA Margin % 3.1% 4.1% 4.9% 5.5% 5.9%
Capital Expenditures 13.7                6.4                   15.3                14.9                16.2

UAP
UNITED AGRI PRODUCTS
Performance Quality Value

UAP UNITED AGRI PRODUCTS	●	●	●	●	●	●
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Competition
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PROPRIETARY GEOGRAPHIC
PRODUCTS SCOPE
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COMPANY CHEMICAL FERTILIZER SEED NON-CROP
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PRODUCTS SCOPE
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Royster-Clark
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Simplot
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